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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) June 10, 1996

                           ------------------------

                              KMART CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)


          1-327                                       38-0729500
(Commission File Number)                 (I.R.S. Employer Identification No.)

     3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN            48084
     (Address of Principal Executive Offices)           (Zip Code)


                                 (810) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)










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ITEM 5. OTHER EVENTS

In April 1996, Kmart Corporation sold approximately 30% of its investment in the common stock of Thrifty PayLess Holdings, Inc. ("TPH"). As a result of management's intent to dispose of its remaining interest within a one-year time frame, the Company has accounted for its investment in TPH and PayLess Drug Stores Northwest, Inc., which was sold to TPH in the first quarter of 1994, as a discontinued operation and has restated its 1995 Annual Report attached hereto as Exhibit 99.1.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KMART CORPORATION
                                               (Registrant)

                                               By:  /s/ Martin E. Welch III
                                               ----------------------------
                                                    Martin E. Welch III
                                                    Senior Vice President
                                                    and Chief Financial Officer


Date:  June 10, 1996



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                        EXHIBIT INDEX


Exhibit No.             Description
- -----------             ------------
    23                  Consent of Independent Accountants
    99.1                Restated 1995 Annual Report
